Exhibit 99.4

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
December 31, 1998



        Expected B Maturity                         9/15/04


        Blended Coupon                               5.8536%


        Excess Protection Level
          3 Month Average   5.71%
            December, 1998   5.69%
            November, 1998   5.60%
            October, 1998   5.84%


        Cash Yield                                  18.72%


        Investor Charge Offs                         4.98%


        Base Rate                                    8.05%


        Over 35 Day Delinquency                      4.96%


        Seller's Interest                           10.83%


        Total Payment Rate                          13.62%


        Total Principal Balance                     $41,270,703,888.09


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,468,784,369.60